UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 19, 2009

K-V Pharmaceutical Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9601 (Commission File Number)	43-0618919 (IRS Employer Identification No.)

One Corporate Woods Drive
Bridgeton, MO	63044
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 645-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Entry into Material Compensatory Arrangement with David A. Van Vliet and Gregory J. Divis
On November 23, 2009, K-V Pharmaceutical Company (the “Company”) entered into an employment agreement (the “Van Vliet Agreement”) with David A. Van Vliet, the Company’s Interim President and Interim Chief Executive Officer. On November 19, 2009, the Company entered into an employment agreement (the “Divis Agreement”) with Gregory J. Divis, President of Ther-Rx Corporation, one of the Company’s wholly-owned subsidiaries. The Van Vliet Agreement and the Divis Agreement replace the employment and confidentiality agreements the Company previously entered into with each of Messrs. Van Vliet and Divis, respectively.
Mr. Divis is not a named executive officer for whom disclosure was required in the Company’s most recent filing with the Securities and Exchange Commission that required disclosure pursuant to Item 402(c) of Regulation S-K and the Company therefore at this time is not required to disclose entering into a compensatory arrangement with Mr. Divis. However, the Company expects that Mr. Divis will be listed as a “named executive officer” when the Company files its Annual Report on Form 10-K for the fiscal year ended March 31, 2009, and is therefore electing to disclose the entry into the compensatory arrangement with Mr. Divis.
Employment Agreement with Mr. Van Vliet
The Van Vliet Agreement provides for, among other things, the following:
Term and Compensation
•	The Van Vliet Agreement has an initial term that ends on December 31, 2011. The term will automatically extend for successive twelve month periods, unless either Mr. Van Vliet or the Company provides written notice to the other at least 180 days prior to the expiration of the then current term. In addition, if a change of control (as such term is defined in the agreement) occurs during the term, the Van Vliet Agreement will not expire prior to the second anniversary of the date of consummation of the change of control.

•	Mr. Van Vliet will receive a base salary of $525,000 per annum, which base salary will be reviewed no less frequently than annually and may be increased at the discretion of the Company’s Board of Directors (the “Board”) or the Compensation Committee of the Board (the “Committee”).

•	During the term, Mr. Van Vliet will be eligible to receive an annual cash bonus based on performance objectives established by the Committee each year, provided that the Company, in its discretion, elects to put into effect an annual cash incentive plan or similar policy with respect to any applicable year.
Termination
•	The Company may terminate the Van Vliet Agreement (1) immediately for Cause (as defined below) upon written notice to Mr. Van Vliet, (2) without Cause upon 30 days’ advance written notice or (3) upon Mr. Van Vliet’s disability (as defined in the agreement) upon 30 days’ advance written notice. Any determination that Mr. Van Vliet should be terminated for Cause may be made during or after the term of the Van Vliet Agreement and must be approved by no fewer than sixty-six and two-thirds (66-2/3) percent of the directors then serving on the Board; provided, however, that if Mr. Van Vliet is a member of the Board, he will not participate in such vote, and a determination of Cause may be made by no fewer than sixty-six and two-thirds (66-2/3) percent of the remaining directors then serving on the Board. “Cause” is defined as the occurrence of any of the following:

o	commission of a criminal act in respect of Mr. Van Vliet’s employment or conviction of, or plea of guilty or no contest to, a felony;

o	willful misconduct, significant dishonesty, gross negligence or breach of fiduciary duty in respect of Mr. Van Vliet’s employment; and

o	continuing neglect or failure of Mr. Van Vliet to perform the duties reasonably assigned to him by the Company and after notice from the Company of such neglect or failure, Mr. Van Vliet’s failure to cure such neglect or failure within 30 days of such notice, provided that Mr. Van Vliet will be provided only one 30 day cure period for the same neglect or failure.
•	Mr. Van Vliet’s employment will terminate automatically upon his death without any further notice or action required.

•	Mr. Van Vliet may resign from his employment with the Company for Good Reason (as defined below). In order to invoke a termination for Good Reason, Mr. Van Vliet must provide written notice to the Company within 90 days of the occurrence of an event that constitutes Good Reason, the Company must have 30 days to cure the event and Mr. Van Vliet must terminate his employment, if at all, within 30 days of the end of the 30 day cure period if the Company has failed to implement a cure. “Good Reason” is defined as the occurrence of any of the following without Mr. Van Vliet’s prior written consent:
o	a material diminution by the Company in Mr. Van Vliet’s title, position, authority, responsibilities or duties or the Company’s assignment to him of duties inconsistent with his position or status with the Company as of the effective date of the Van Vliet Agreement, including, without limitation, any change which results in Mr. Van Vliet reporting to a lower level position in the Company than he reported to before such change;

o	a material breach of the Van Vliet Agreement;

o	failure of a successor to the Company to expressly agree to assume and agree to be bound by the Van Vliet Agreement; or

o	the relocation of Mr. Van Vliet’s principal place of employment to a place more than 75 miles from his principal place of employment as of the effective date of the Van Vliet Agreement.
•	Other than with Good Reason, Mr. Van Vliet may resign his employment upon giving the Company at least 120 days’ advance written notice.
Payments to Mr. Van Vliet Upon Termination
•	In the event that Mr. Van Vliet’s employment is terminated by the Company without Cause or by Mr. Van Vliet with Good Reason, subject to Mr. Van Vliet’s compliance with the provisions of the Van Vliet Agreement and the execution by Mr. Van Vliet of a general release of claims, as set forth in the Van Vliet Agreement, the Company will pay or provide to Mr. Van Vliet:
o	continued participation in the Company’s plans providing medical, dental and vision insurance benefits, as applicable, for the 18 month period following the termination date; provided that, such welfare plan coverage will cease if Mr. Van Vliet obtains other full time employment providing for comparable welfare plan benefits prior to the expiration of such 18 month period; and

o	one of the following amounts to be paid (1) over a period of 12 months in equal bi-weekly installments, less deductions as required by law, if the termination occurs prior to a change of control (as defined in the Van Vliet Agreement) or (2) in a lump sum, less deductions as required by law, if the termination occurs within 12 months of a change of control:
▪	if the termination occurs prior to December 1, 2010, an amount equal to two times the sum of (x) Mr. Van Vliet’s then current base salary plus (y) Mr. Van Vliet’s target annual cash incentive, which amount (solely for purposes of determining payments following a termination by the Company without Cause or by Mr. Van Vliet with Good Reason) will be determined by the Board in its sole discretion at the time of such termination and will not exceed 50 percent of Mr. Van Vliet’s then-current base salary; or

▪	if termination occurs on or after December 1, 2010, an amount equal to two times the sum of (x) Mr. Van Vliet’s then current base salary plus (y) Mr. Van Vliet’s target annual cash incentive for the then-current year of the term (provided, however, solely for purposes of determining payments following a termination by the Company without Cause or by Mr. Van Vliet with Good Reason, that in the event the Company has not adopted an annual cash incentive plan or similar policy with respect to any applicable year, the annual cash incentive for such year will be an amount equal to 50 percent of Mr. Van Vliet’s then-current base salary; and, provided further, that if such termination occurs after the initial term of the Van Vliet Agreement, the average of the annual cash incentive earned by Mr. Van Vliet for the two calendar years immediately preceding the year of termination will replace “target annual cash incentive”).
•	The Van Vliet Agreement also provides that the Company will make a tax gross-up payment to Mr. Van Vliet under certain circumstances in the event he is required to pay any excise tax imposed on any amounts or benefits payable in connection with a change of control pursuant to Section 4999 of the Internal Revenue Code (the “Code”); provided, however, that in the event the aggregate value of the total amounts and benefits payable to Mr. Van Vliet in connection with a change of control exceeds three times his “base amount,” as defined in Section 280G(b)(3) of the Code (the “Parachute Threshold”), by less than 10%, one or more of the amounts or benefits payable to Mr. Van Vliet will be reduced so that the aggregate value of such amounts and benefits is $1.00 less than the Parachute Threshold.
Restrictive Covenants
•	For a period of 36 months immediately following termination, regardless of how, when or why Mr. Van Vliet’s employment ends, he may not, among other things, compete with the Company, solicit the Company’s customers or employees or interfere with any of the Company’s suppliers, all as more fully described in the Van Vliet Agreement.
The foregoing summary of the Van Vliet Agreement does not purport to be complete and is qualified in its entirety by reference to the Van Vliet Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein in its entirety by reference.
Employment Agreement with Mr. Divis
The Divis Agreement provides for, among other things, the following:
Term and Compensation
•	The Divis Agreement has an initial term that ends on December 31, 2011. The term will automatically extend for successive twelve month periods, unless either Mr. Divis or the Company provides written notice to the other at least 180 days prior to the expiration of the then current term. In addition, if a change of control (as such term is defined in the agreement) occurs during the term, the Divis Agreement will not expire prior to the second anniversary of the date of consummation of the change of control.

•	Mr. Divis will receive a base salary of $335,000 per annum, which base salary will be reviewed no less frequently than annually and may be increased at the discretion of the Board or the Committee.

•	During the term, Mr. Divis will be eligible to receive an annual cash bonus based on performance objectives established by the Committee each year, provided that the Company, in its discretion, elects to put into effect an annual cash incentive plan or similar policy with respect to any applicable year.
Termination
•	The Company may terminate the Divis Agreement (1) immediately for Cause upon written notice to Mr. Divis, (2) without Cause upon 30 days’ written notice or (3) upon Mr. Divis’ disability (as defined in the agreement) upon 30 days’ advance written notice. Any determination that Mr. Divis should be terminated for Cause may be made during or after the term of the Divis Agreement and must be approved by no fewer than sixty-six and two-thirds (66-2/3) percent of the directors then serving on the Board; provided, however, that if Mr. Divis is a member of the Board, he will not participate in such vote, and a determination of Cause may be made by no fewer than sixty-six and two-thirds (66-2/3) percent of the remaining directors then serving on the Board. The definition of Cause in the Divis Agreement is identical to that in the Van Vliet Agreement, which definition is described above.

•	Mr. Divis’ employment will terminate automatically upon his death without any further notice or action required.

•	Mr. Divis may resign from his employment with the Company for “Relocation,” which is defined as the relocation of Mr. Divis’ principal place of employment to a place more than 75 miles from his principal place of employment as of the effective date of the Divis Agreement. In order to invoke a termination for Relocation, Mr. Divis must provide written notice to the Company within 90 days of the occurrence of an event that constitutes Relocation, the Company must have 30 days to cure the event and Mr. Divis must terminate his employment, if at all, within 30 days of the end of the 30 day cure period if the Company has failed to implement a cure.

•	Other than upon Relocation, Mr. Divis may resign his employment upon giving the Company at least 120 days’ advance written notice.
Payments to Mr. Divis Upon Termination
•	In the event that Mr. Divis’ employment is terminated by the Company without Cause or by Mr. Divis upon Relocation, subject to Mr. Divis’ compliance with the provisions of the Divis Agreement and the execution by Mr. Divis of a general release of claims, as set forth in the Divis Agreement, the Company will pay or provide to Mr. Divis:
o	continued participation in the Company’s plans providing medical, dental and vision insurance benefits, as applicable, for the 18 month period following the termination date; provided that, such welfare plan coverage will cease if Mr. Divis obtains other full time employment providing for comparable welfare plan benefits prior to the expiration of such 18 month period; and

o	the following amount to be paid (1) over a period of 12 months in equal bi-weekly installments, less deductions as required by law, if the termination occurs prior to a change of control (as defined in the Divis Agreement) or (2) in a lump sum, less deductions as required by law, if the termination occurs within 12 months of a change of control:

▪	an amount equal to one times the sum of (x) Mr. Divis’ then current base salary plus (y) Mr. Divis’ target annual cash incentive for the then-current year of the term (provided, however, solely for purposes of determining payments following a termination by the Company without Cause or by Mr. Divis upon Relocation, that in the event the Company has not adopted an annual cash incentive plan or similar policy with respect to any applicable year, the annual cash incentive for such year will be an amount equal to 25 percent of Mr. Divis’ then-current base salary; and, provided further, that if such termination occurs after the initial term of the Divis Agreement, the average of the annual cash incentive earned by Mr. Divis for the two calendar years immediately preceding the year of termination will replace “target annual cash incentive”).
•	The Divis Agreement also provides that the Company will make a tax gross-up payment to Mr. Divis under certain circumstances in the event he is required to pay any excise tax imposed on any amounts or benefits payable in connection with a change of control pursuant to Section 4999 of the Code; provided, however, that in the event the aggregate value of the total amounts and benefits payable to Mr. Divis in connection with a change of control exceeds his Parachute Threshold by less than 10%, one or more of the amounts or benefits payable to Mr. Divis will be reduced so that the aggregate value of such amounts and benefits is $1.00 less than the Parachute Threshold.
Restrictive Covenants
•	For a period of 36 months immediately following termination, regardless of how, when or why Mr. Divis’ employment ends, he may not, among other things, compete with the Company, solicit the Company’s customers or employees or interfere with any of the Company’s suppliers, all as more fully described in the Divis Agreement.
The foregoing summary of the Divis Agreement does not purport to be complete and is qualified in its entirety by reference to the Divis Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein in its entirety by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are filed pursuant to Item 5.02:

Exhibit No.	Description

10.1	Employment Agreement, dated as of November 23, 2009, by and between the Company and Mr. Van Vliet *

10.2	Employment Agreement, dated as of November 19, 2009, by and between the Company and Mr. Divis *

*	Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
K-V Pharmaceutical Company

By:	/s/ David A. Van Vliet David A. Van Vliet
Interim President and Interim Chief Executive Officer
Date: November 25, 2009

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement, dated as of November 23, 2009, by and between the Company and Mr. Van Vliet *

10.2	Employment Agreement, dated as of November 19, 2009, by and between the Company and Mr. Divis *

*	Filed herewith